UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

ACCURAY INCORPORATED

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way
Madison, Wisconsin	53717-1954
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 608 824-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 6, 2024, Gina Corradetti provided Accuray Incorporated (the “Company”) with notice of her intent to resign from her position as VP, Chief Accounting Officer and principal accounting officer, which resignation will be effective May 17, 2024, to pursue other opportunities.

(c) On May 9, 2024, the Company’s Board of Directors appointed Ali Pervaiz, the Company’s Senior Vice President, Chief Financial Officer, to serve as the Company’s interim principal accounting officer, effective May 17, 2024 until a permanent successor is appointed.

Mr. Pervaiz, age 44, will continue to serve as the Company’s Senior Vice President and Chief Financial Officer, a position he has held since May 2022. Previously, Mr. Pervaiz served as the Company’s Vice President, Global Commercial Operations beginning August 2020. Prior to joining the Company, Mr. Pervaiz was with General Electric Healthcare (“GE Healthcare”), a global medical technology, pharmaceutical diagnostics, and digital solutions innovator and subsidiary of General Electric Company, for over 15 years in senior financial and operating leadership roles, most recently as Executive – Margin Growth PMO Leader focused on Margin Expansion for the Global Imaging business from September 2018 to January 2020 and Executive – Advance Leader focused on Commercial Strategy & Finance Transformation from January 2017 to September 2018. During his tenure at GE Healthcare, Mr. Pervaiz, who was selected for and graduated from the Corporate Audit Staff program, also previously held business unit Chief Financial officer roles at GE Healthcare for the US Commercial Diagnostic Imaging Equipment and US Commercial Life Support Solutions businesses. Mr. Pervaiz received an M.B.A. from the University of Chicago Booth School of Business with focus on finance and operations, an M.S. in healthcare technologies management from the Medical College of Wisconsin and a B.S. from Marquette University.

Mr. Pervaiz will not receive any additional compensation in connection with his appointment. Mr. Pervaiz has no family relationships or related party transactions with the Company that would require disclosure under Items 401(d) and 404(a) of Regulation S-K in connection with her appointment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: May 10, 2024	By:	/s/ Jesse Chew
Jesse Chew
Senior Vice President, Chief Legal Officer & Corporate Secretary